                               EXHIBIT (8)(b)(2)
                               -----------------


AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT BY AND AMONG AIM VARIABLE INSURANCE FUNDS, INC., PFL LIFE INSURANCE COMPANY, AFSG SECURITIES CORPORATION

                                AMENDMENT NO. 4
                                ---------------

                            PARTICIPATION AGREEMENT
                            -----------------------

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company, and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                                  -----------

------------------------------------------------ ------------------------------------- ------------------------------------------
                FUNDS AVAILABLE                           SEPARATE ACCOUNTS                         POLICIES FUNDED
                ---------------                           -----------------                         ---------------
                   UNDER THE                             UTILIZING THE FUNDS                             BY THE
                   ---------                             -------------------                             ------
                    POLICIES                                                                       SEPARATE ACCOUNTS
                    --------                                                                       -----------------

------------------------------------------------ ------------------------------------- ------------------------------------------
AIM V.I. Capital Appreciation Fund               PFL Retirement Builder Variable       PFL Life Insurance Company Policy Form
AIM V.I. Government Securities Fund              Annuity Account                       No. AV288-101-95-796 (including
AIM V.I. Growth Fund                                                                   successors forms, addenda and
AIM V.I. Growth & Income Fund                    Legacy Builder Variable Life          endorsements may vary by state under
AIM V.I. International Equity Fund               Separate Account                      marketing names:  "Retirement Income
AIM V.I. Value Fund                                                                    Builder Variable Annuity," "Portfolio
AIM V.I. Dent Demographics Trends Fund           PFL Variable Life                     Select Variable Annuity")
                                                  Account A
                                                                                       PFL Life Insurance Company Policy
                                                                                       Form No.'s VL20 & JL20 under the
                                                                                       marketing name "Legacy Builder II"

                                                                                       PFL Life Insurance Company Policy Form
                                                                                       No. WL851 136 58 699 under the marketing
                                                                                       name "Legacy Builder Plus"

                                                                                       PFL Life Insurance Company Policy Form
                                                                                       No. APUL0600 699 under the marketing
                                                                                       name "Variable Protector"

------------------------------------------------ ------------------------------------- ------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:            May 1, 2000

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest:   /s/ Nancy L. Martin                By:  /s/ Robert H. Graham
        ------------------------------           ----------------------
Name:    Nancy L. Martin                     Name:  Robert H. Graham
Title:   Assistant Secretary                 Title:    President

                                             A I M DISTRIBUTORS, INC.


Attest:   /s/ Nancy L. Martin                By:    /s/ Michael J. Cemo
        ------------------------------            ---------------------
Name:     Nancy L. Martin                    Name:  Michael J. Cemo
Title:    Assistant Secretary                Title: President

                                             PFL LIFE INSURANCE COMPANY


Attest:   /s/ Frank A. Camp                  By:        /s/ William L. Busler
        ------------------------------                -----------------------
Name:    Frank A. Camp                       Name:    William L. Busler
Title:   Vice President & Division           Title:   President
         General Counsel

                                             AFSG SECURITIES CORPORATION


Attest:   /s/ Frank A. Camp                  By:        /s/ Larry N. Norman
        ------------------------------                ---------------------
Name:    Frank A. Camp                       Name:    Larry N. Norman
Title:   Secretary                           Title:   President